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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                            CURRENT REPORT AMENDMENT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 1996

                      The Reynolds and Reynolds Company
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           (Exact name of registrant as specified in its charter)

   Ohio                              0-132                 31-0421120
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(State or other jurisdiction     (Commission             (IRS Employer
   of incorporation)             File Number)          Identification No.)

115 South Ludlow Street,    Dayton, Ohio                    45402
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  513-443-2000

         N.A.
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(Former name or former address, if changed since last report.)

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Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (b)  Pro forma financial information.

        Delaware Acquisition Co. ("Delaware"), a wholly-owned subsidiary of The Reynolds and Reynolds Company (the "Company"), completed a cash tender offer for all outstanding shares of the common stock of Duplex Products Inc. ("Duplex") at the price of $12 per share. The tender offer expired at midnight, New York City time, on Friday, May 17, 1996. The shares tendered constituted approximately 97.8% of the 7,481,278 shares of Duplex common stock issued and outstanding. The remaining Duplex shares were converted into the right to receive $12 in cash in a subsequent transaction in which Delaware was merged with and into Duplex on May 20, 1996.

        The following unaudited pro forma condensed combined balance sheet (as of March 31, 1996 for the Company, which balance sheet includes certain assets purchased from, and certain liabilities assumed from, Jordan Graphics, Inc. ("Jordan") on January 23, 1996, and as of April 27, 1996 for Duplex) gives effect to the acquisition of Duplex by the Company as if such acquistion had occurred on March 31, 1996. The unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 1995 (which combines the fiscal year ended September 30, 1995 (which combines the fiscal year ended September 30, 1995 as to the Company and Jordan and the fiscal year ended October 28, 1995 as to Duplex) and for the six months ended March 31, 1996 (which combines the six months ended March 31, 1996 as to the Company and Jordan and the six months ended April 27, 1996 as to Duplex), assume the acquistion had been consummated as of October 1, 1994. These pro forma condensed combined financial statements may not be indicative of the financial position and results of operations that actually would have been obtained if the acquisition had been in effect or that may be obtained in the future. Such statements should be read in conjunction with the Company's audited financial statements. The assumptions and adjustments used are described in the accompanying notes to the pro forma financial statements.




             Pro Forma Condensed Combined Balance Sheet (Unaudited)
                                 March 31, 1996
         (which combines as of March 31, 1996 for the Company and Jordan and as of April 27, 1996 for Duplex)
                                 (In thousands)

                                                                                               Pro Forma
                                                            The Company                        Adjustments           Pro Forma
                                                            and Jordan          Duplex        Add (Deduct)           Combined
                                                        ----------------  ---------------  ----------------      ---------------
INFORMATION SYSTEMS ASSETS

Current Assets

    Cash and equivalents                                         $6,557          $25,655                                 $32,212
    Accounts receivable                                         119,900           36,741                                 156,641
    Inventories                                                  40,962           18,770           $10,000  (a)           69,732
    Assets held for sale                                                                            14,000  (a)           14,000
    Other current assets                                         21,020            8,745                                  29,765
                                                        ----------------  ---------------  ----------------      ----------------
    Total current assets                                        188,439           89,911            24,000               302,350
Property, Plant and Equipment
    less accumulated depreciation of $165,250 for
    the Company and Jordan and $69,321 for Duplex               139,221           37,473           (24,641) (a)          152,053
Goodwill                                                         97,492                                                   97,492
Other Intangible Assets                                          27,708                                                   27,708
Other Assets                                                     51,799            5,455                                  57,254
                                                        ----------------  ---------------  ----------------      ----------------
Total Information Systems Assets                                504,659          132,839              (641)              636,857
                                                        ----------------  ---------------  ----------------      ----------------

FINANCIAL SERVICES ASSETS
Finance Receivables                                             283,358                                                  283,358
Cash and Other Assets                                               390                                                      390
                                                        ----------------                                         ----------------
Total Financial Services Assets                                 283,748                                                  283,748
                                                        ----------------                                         ----------------

TOTAL ASSETS                                                   $788,407         $132,839             ($641)             $920,605
                                                        ================  ===============  ================      ================

INFORMATION SYSTEMS LIABILITIES
Current Liabilities                                            $124,862          $22,882            $9,000  (a)         $156,744
Long-Term Debt                                                   40,941            4,384            89,775  (b)          135,100
Other Liabilities                                                55,903            6,157                                  62,060
                                                        ----------------  ---------------  ----------------      ----------------
Total Information Systems Liabilities                           221,706           33,423            98,775               353,904
                                                        ----------------  ---------------  ----------------      ----------------

FINANCIAL SERVICES LIABILITIES
Notes Payable                                                   142,562                                                  142,562
Other Liabilities                                                72,816                                                   72,816
                                                        ----------------                                         ----------------
Total Financial Services Liabilities                            215,378                                                  215,378
                                                        ----------------                                         ----------------

SHAREHOLDERS' EQUITY
Capital Stock                                                    25,724            5,666            (5,666) (a)           25,724
Additional Paid-In Capital                                       16,743                                                   16,743
Other Adjustments                                                (3,591)                                                  (3,591)
Retained Earnings                                               312,447           93,750           (93,750) (a)          312,447
                                                        ----------------  ---------------  ----------------      ----------------
Total Shareholders' Equity                                      351,323           99,416           (99,416)              351,323
                                                        ----------------  ---------------  ----------------     ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $788,407         $132,839             ($641)             $920,605
                                                        ================  ===============  ================      ================



See notes to pro forma condensed combined financial statements.

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          Pro Forma Condensed Combined Statement of Income (Unaudited)
                      For the Year Ended September 30, 1995
   (which combines the fiscal year ended September 30, 1995 for the Company and Jordan and the fiscal year ended October 28, 1995 for Duplex)
                      (In thousands except per share data)

                                                                                                 Pro Forma
                                                                                                Adjustments           Pro Forma
                                        The Company           Jordan             Duplex        Add (Deduct)           Combined
                                      ----------------    ----------------   ---------------  ---------------     ---------------
Net Sales and Revenues
    Information systems
        Products                             $621,909             $60,990          $275,728                             $958,627
        Services                              266,671                                                                    266,671
                                      ----------------    ----------------   ---------------                      ---------------
        Total information systems             888,580              60,990           275,728                            1,225,298
    Financial services                         22,311                                                                     22,311
                                      ----------------    ----------------   ---------------                      ---------------
    Total net sales and revenues              910,891              60,990           275,728                            1,247,609
                                      ----------------    ----------------   ---------------                      ---------------

Costs and Expenses
    Costs of sales
        Products                              363,303              46,740           210,931          ($2,000) (c)        618,974
        Services                              107,342                                                                    107,342
                                      ----------------    ----------------   ---------------  ---------------     ---------------
        Total costs of sales                  470,645              46,740           210,931           (2,000)            726,316
    Selling, general and
        administrative expenses               294,081              14,762            68,733           (1,000) (c)        376,576
    Financial services                          9,150                                                                      9,150
                                      ----------------    ----------------   ---------------  ---------------     ---------------
    Total costs and expenses                  773,876              61,502           279,664           (3,000)          1,112,042
                                      ----------------    ----------------   ---------------  ---------------     ---------------

Operating Income                              137,015                (512)           (3,936)           3,000             135,567
                                      ----------------    ----------------   ---------------  ---------------     ---------------

Other Charges (Income)
    Interest expense                            3,779                   7               517            5,835  (d)         10,138
    Interest income                            (1,674)                (20)             (796)                              (2,490)
    Other                                      (1,845)                                 (615)                              (2,460)
                                      ----------------    ----------------   ---------------  ---------------     ---------------
    Total other charges                           260                 (13)             (894)           5,835               5,188
                                      ----------------    ----------------   ---------------  ---------------     ---------------

Income (Loss) Before Income Taxes             136,755                (499)           (3,042)          (2,835)            130,379
Income Tax Provision (Benefit)                 58,161                (284)           (1,170)          (1,134) (e)         55,573
                                      ----------------    ----------------   ---------------  ---------------     ---------------
Net Income                                    $78,594               ($215)          ($1,872)         ($1,701)            $74,806
                                      ================    ================   ===============  ===============     ===============

Earnings Per Common Share                       $1.85                                                                      $1.76

Average Number of Common Shares
    Outstanding                                42,516                                                                     42,516


See notes to pro forma condensed combined financial statements.

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         Pro Forma Condensed Combined Statement of Income (Unaudited)
                    For the Six Months Ended March 31, 1996
    (which combines the six months ended March 31, 1996 for the Company and
          Jordan and the six months ended April 27, 1996 for Duplex)
                     (In thousands except per share data)


                                            The Company            Jordan                             Pro Forma
                                           & Jordan since     pre-acquisition                       Adjustments     Pro Forma
                                            acquisition       10/1/95-1/23/96         Duplex        Add (Deduct)     Combined
                                        ------------------  -----------------  ---------------- ------------------ -------------
Net Sales and Revenues
    Information systems
        Products                                $324,725          $17,012            $121,539                         $463,276
        Services                                 152,946                                                               152,946
                                        -----------------   --------------     ---------------                     ------------
        Total information systems                477,671           17,012             121,539                          616,222
    Financial services                            12,700                                                                12,700
                                        -----------------   --------------     ---------------                     ------------
    Total net sales and revenues                 490,371           17,012             121,539                          628,922
                                        -----------------   --------------     ---------------                     ------------

Costs and Expenses
    Costs of sales
        Products                                 185,803           12,406              88,144         ($1,000) (c)     285,353
        Services                                  60,553                                                                60,553
                                        -----------------   --------------     ---------------  --------------     ------------
        Total costs of sales                     246,356           12,406              88,144          (1,000)         345,906
    Selling, general and
        administrative expenses                  160,926            4,611              30,889            (500) (c)     195,926
    Financial services                             5,734                                                                 5,734
                                        -----------------   --------------     ---------------  --------------     ------------
    Total costs and expenses                     413,016           17,017             119,033          (1,500)         547,566
                                        -----------------   --------------     ---------------  --------------     ------------

Operating Income                                  77,355               (5)              2,506           1,500           81,356
                                        -----------------   --------------     ---------------  --------------     ------------

Other Charges (Income)
    Interest expense                               1,959                8                 216           2,918  (d)       5,101
    Interest income                                 (986)             (54)                                              (1,040)
    Other                                           (738)                                (600)                          (1,338)
                                        -----------------   --------------     ---------------  --------------     ------------
    Total other charges                              235              (46)               (384)          2,918            2,723
                                        -----------------   ---------------    ---------------  --------------     ------------

Income (Loss) Before Income Taxes                 77,120               41               2,890          (1,418)          78,633
Income Tax Provision (Benefit)                    32,776              158               1,127            (567) (e)      33,494
                                        -----------------   --------------     ---------------  --------------     ------------
Net Income                                       $44,344            ($117)             $1,763           ($851)         $45,139
                                        =================   ==============     ===============  ==============     ============

Earnings Per Common Share                          $1.04                                                                 $1.06

Average Number of Common Shares
    Outstanding                                   42,435                                                                42,435


See notes to pro forma condensed combined financial statements.


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Notes to Pro Forma Condensed Combined Financial Statements

(a) Adjust the net assets of Duplex to their estimated fair values at the date of acquisition (including an accrual for the costs to close duplicate facilities), record the excess of such fair values over the purchase price as a reduction of property, plant and equipment and eliminate the equity accounts of Duplex.

(b)  Record the borrowing of the purchase price by the Company.

(c) Reduce the amount of depreciation recorded to reflect the purchase price reduction of property, plant and equipment.

(d) Record interest expense on new borrowings at a 6.5% annual interest rate.

(e) Adjust the provision for income taxes for the net effect of pro forma adjustments.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                          The Reynolds and Reynolds Company



Date:  August 2, 1996                     By: /s/ David R. Holmes
                                             ------------------------------
                                             David R. Holmes
                                             Chairman of the Board,
                                             President and
                                             Chief Executive Officer


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